Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO


SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Mortgage Assistance Center Corporation (the "Company") on Form 10-Q for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sandra Valiquette, Controller (principal financial officer) of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (4) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  May 20, 2008                          By: /s/ Sandra Valiquette
                                                 -------------------------------
                                             Sandra Valiquette
                                             Controller
                                             (Principal Financial Officer)